MARKETMASTER TRUST
                        (A Massachusetts Business Trust)


                          CERTIFICATE AND AMENDMENT TO
                           DECLARATION OF TRUST DATED
                             MAY 6, 1985, AS AMENDED



         The undersigned, Secretary of MarketMaster Trust (the "Trust"), hereby certifies that the Board of Trustees of the Trust duly adopted the following resolutions at a meeting held on October 9, 1990, or by a consent dated November 26, 1990:

Creation of Class J Shares and Class J-Special Series 1 Shares.

                  RESOLVED, that pursuant to Section 5.1 of the Declaration of Trust of the Trust, an unlimited number of authorized, unissued and unclassified shares of beneficial interest in the Trust (no par value) be, and hereby are, divided into and classified and designated as Class J shares;

                  FURTHER RESOLVED, that pursuant to Section 5.1 of the Declaration of Trust of the Trust, an unlimited number of authorized, unissued and unclassified shares of beneficial interest in the Trust (no par value) be, and hereby are, divided into and classified as a separate, special series of Class J shares of beneficial interest in the Trust, said series to be designated as Class J-Special Series 1;

                  FURTHER RESOLVED, that all consideration received by the Trust for the issue or sale of Class J shares and Class J-Special Series 1 shares shall be invested and reinvested with the consideration received by the Trust for the issue and sale of all other shares of beneficial interest in the Trust now or hereafter designated as Class J shares of beneficial interest (irrespective of whether said shares have been designated as part of a series of said class and, if so designated as part of a series, irrespective of the particular series designation), together with all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange, or liquidation thereof, any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and any general assets of the Trust allocated to Class J shares, Class J-Special Series 1 shares or such other shares by the Board of Trustees in accordance with the Trust's Declaration of Trust, and each Class J share and Class J-Special Series 1 share shall share in proportion to their respective net asset values with each such other share in such consideration and other assets, income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange, or liquidation thereof, and any assets derived from any reinvestment of such proceeds in whatever form;

                  FURTHER RESOLVED, that each Class J share and each Class J-Special Series 1 share shall be charged in proportion to their respective net asset values with each other share of beneficial interest in the Trust now or hereafter designated as a Class J share of beneficial interest (irrespective of whether said share has been designated as part of a series of said class and, if so designated as part of a series, irrespective of the particular series designation) with the expenses and liabilities of the Trust in respect of Class J shares, Class J-Special Series 1 shares or such other shares and in respect of any general expenses and liabilities of the Trust allocated to Class J shares, Class J-Special Series 1 shares or such other shares by the Board of Trustees in accordance with the Trust's Declaration of Trust, except that to the extent permitted by rule or order of the SEC and as may be from time to time determined by the Board of Trustees:

                  (a) only the Class J shares shall bear: (i) the expenses and liabilities of payments to institutions under any agreements entered into by or on behalf of the Trust which provide for services by the institutions exclusively for their customers who beneficially own such shares, and (ii) such other expenses and liabilities as the Board of Trustees may from time to time determine are directly attributable to such shares and which should therefore be borne solely by Class J shares;

                  (b) only the Class J-Special Series 1 shares shall bear such other expenses and liabilities as the Board of Trustees may from time to time determine are directly attributable to such shares and which should therefore be borne solely by Class J-Special Series 1 shares;

                  (c) no Class J shares shall bear the expenses and liabilities described in subparagraph (b) above; and

                  (d) no Class J-Special Series 1 shares shall bear the expenses and liabilities described in subparagraph (a) above.

                  FURTHER RESOLVED, that except as otherwise provided by these resolutions, each Class J share and each Class J-Special Series 1 share shall have all the preferences, conversion, and other rights, voting powers, restrictions, limitations, qualifications, and terms and conditions of redemption as set forth in the Declaration of Trust and shall also have the same preferences, conversion, and other rights, voting powers, restrictions, limitations, qualifications, and terms and conditions of redemption as each other share of beneficial interest in the Trust now or hereafter designated as a Class J share of beneficial interest (irrespective of whether said share has been designated as part of a series of said class and, if so designated as part of a series, irrespective of the particular series designation), except that to the extent permitted by rule or order of the SEC on any matter that pertains to the agreements or expenses and liabilities described in clause (a)(i) of the immediately preceding resolution (or to any plan or other document adopted by the Trust relating to said agreements, expenses, or liabilities) and is submitted to a vote of shareholders of the Trust, only Class J shares (excluding shares designated as a series of such class) shall be entitled to vote, except that: (i) if said matter affects shares of beneficial interest in the Trust other than said Class J shares, such other affected shares shall also be entitled to vote, and in such case said Class J shares shall be voted in the aggregate together with such other affected shares and not by class or series except where otherwise required by law or permitted by the Board of Trustees of the Trust; and (ii) if said matter does not affect said Class J shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of the holders of shares of beneficial interest in the Trust other than said Class J shares.

                  FURTHER RESOLVED, that the officers of the Trust be, and each of them hereby is, authorized and empowered to execute, seal, and deliver any and all documents, instruments, papers, and writings, included but not limited to any instrument to be filed with the State Secretary of the Commonwealth of Massachusetts or the Boston City Clerk, and to do any and all other acts, including but not limited to changing the foregoing resolutions upon advise of Trust counsel prior to filing said any and all documents, instruments, papers, and writings, in the name of the Trust and on its behalf, as may be necessary or desirable in connection with or in furtherance of the foregoing resolutions such determination to be conclusively evidenced by said officer taking any such actions.

Creation of Class K Shares and Class K-Special Series 1 Shares:

                  RESOLVED, that pursuant to Section 5.1 of the Declaration of Trust of the Trust, an unlimited number of authorized, unissued and unclassified shares of beneficial interest in the Trust (no par value) be, and hereby are, divided into and classified and designated as Class K shares;

                  FURTHER RESOLVED, that pursuant to Section 5.1 of the Declaration of Trust of the Trust, an unlimited number of authorized, unissued and unclassified shares of beneficial interest in the Trust (no par value) be, and hereby are, divided into and classified as a separate, special series of Class K shares of beneficial interest in the Trust, said series to be designated as Class K-Special Series 1;

                  FURTHER RESOLVED, that all consideration received by the Trust for the issue or sale of Class K shares and Class K-Special Series 1 shares shall be invested and reinvested with the consideration received by the Trust for the issue and sale of all other shares of beneficial interest in the Trust now or hereafter designated as Class K shares of beneficial interest (irrespective of whether said shares have been designated as part of a series of said class and, if so designated as part of a series, irrespective of the particular series designation), together with all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange, or liquidation thereof, any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and any general assets of the Trust allocated to Class K shares, Class K-Special Series 1 shares or such other shares by the Board of Trustees in accordance with the Trust's Declaration of Trust, and each Class K share and Class K-Special Series 1 share shall share in proportion to their respective net asset values with each such other share in such consideration and other assets, income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange, or liquidation thereof, and any assets derived from any reinvestment of such proceeds in whatever form;

                  FURTHER RESOLVED, that each Class K share and each Class K-Special Series 1 share shall be charged in proportion to their respective net asset values with each other share of beneficial interest in the Trust now or hereafter designated as a Class K share of beneficial interest (irrespective of whether said share has been designated as part of a series of said class and, if so designated as part of a series, irrespective of the particular series designation) with the expenses and liabilities of the Trust in respect of Class K shares, Class K-Special Series 1 shares or such other shares and in respect of any general expenses and liabilities of the Trust allocated to Class K shares, Class K-Special Series 1 shares or such other shares by the Board of Trustees in accordance with the Trust's Declaration of Trust, except that to the extent permitted by rule or order of the SEC and as may be from time to time determined by the Board of Trustees:

                  (a) only the Class K shares shall bear: (i) the expenses and liabilities of payments to institutions under any agreements entered into by or on behalf of the Trust which provide for services by the institutions exclusively for their customers who beneficially own such shares, and (ii) such other expenses and liabilities as the Board of Trustees may from time to time determine are directly attributable to such shares and which should therefrom be borne solely by Class K shares;

                  (b) only the Class K-Special Series 1 shares shall bear such other expenses and liabilities as the Board of Trustees may from time to time determine are directly attributable to such shares and which should therefore be borne solely by Class K-Special Series 1 shares;

                  (c) no Class K shares shall bear the expenses and liabilities described in subparagraph (b) above; and

                  (d) no Class K-Special Series 1 shares shall bear the expenses and liabilities described in subparagraph (a) above.

                  FURTHER RESOLVED, that except as otherwise provided by these resolutions, each Class K share and each Class K-Special Series 1 share shall have all the preferences, conversion, and other rights, voting powers, restrictions, limitations, qualifications, and terms and conditions of redemption as set forth in the Declaration of Trust and shall also have the same preferences, conversion, and other rights, voting powers, restrictions, limitations, qualifications, and terms and conditions of redemption as each other share of beneficial interest in the Trust now or hereafter designated as a Class K share of beneficial interest (irrespective of whether said share has been designated as part of a series of said class and, if so designated as part of a series, irrespective of the particular series designation), except that to the extent permitted by rule or order of the SEC on any matter that pertains to the agreements or expenses and liabilities described in clause (a)(i) of the immediately preceding resolution (or to any plan or other document adopted by the Trust relating to said agreements, expenses, or liabilities) and is submitted to a vote of shareholders of the Trust, only Class K shares (excluding shares designated as a series of such class) shall be entitled to vote, except that: (i) if said matter affects shares of beneficial interest in the Trust other than said Class K shares, such other affected shares shall also be entitled to vote, and in such case said Class K shares shall be voted in the aggregate together with such other affected shares and not by class or series except where otherwise required by law or permitted by the Board of Trustees of the Trust; and (ii) if said matter does not affect said Class K shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of the holders of shares of beneficial interest in the Trust other than said Class K shares.

                  FURTHER RESOLVED, that the officers of the Trust be, and each of them hereby is, authorized and empowered to execute, seal, and deliver any and all documents, instruments, papers, and writings, included but not limited to any instrument to be filed with the State Secretary of the Commonwealth of Massachusetts or the Boston City Clerk, and to do any and all other acts, including but not limited to changing the foregoing resolutions upon advise of Trust counsel prior to filing said any and all documents, instruments, papers, and writings, in the name of the Trust and on its behalf, as may be necessary or desirable in connection with or in furtherance of the foregoing resolutions such determination to be conclusively evidenced by said officer taking any such actions.

Creation of Class A-Special Series 1 Shares.

                  RESOLVED, that pursuant to Section 5.1 of the Declaration of Trust of the Trust, an unlimited number of authorized, unissued and unclassified shares of beneficial interest in the Trust (no par value) be, and hereby are, divided into and classified as a separate, special series of Class A shares of beneficial interest in the Trust, said series to be designated as Class A-Special Series 1;

                  FURTHER RESOLVED, that all consideration received by the Trust for the issue or sale of Class A-Special Series 1 shares shall be invested and reinvested with the consideration received by the Trust for the issue and sale of all other shares of beneficial interest in the Trust now or hereafter designated as Class A shares of beneficial interest (irrespective of whether said shares have been designated as part of a series of said class and, if so designated as part of a series, irrespective of the particular series designation), together with all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange, or liquidation thereof, any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and any general assets of the Trust allocated to Class A-Special Series 1 shares or such other shares by the Board of Trustees in accordance with the Trust's Declaration of Trust, and each Class A-Special Series 1 share shall share equally with each such other share in such consideration and other assets, income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange, or liquidation thereof, and any assets derived from any reinvestment of such proceeds in whatever form;

                  FURTHER RESOLVED, that each Class A-Special Series 1 share shall be charged equally with each other share of beneficial interest in the Trust now or hereafter designated as a Class A share of beneficial interest (irrespective of whether said share has been designated as part of a series of said class and, if so designated as part of a series, irrespective of the particular series designation) with the expenses and liabilities of the Trust in respect of Class A-Special Series 1 shares or such other shares and in respect of any general expenses and liabilities of the Trust allocated to Class A-Special Series 1 shares or such other shares by the Board of Trustees in accordance with the Trust's Declaration of Trust, except that to the extent permitted by rule or order of the SEC and as may be from time to time determined by the Board of Trustees:

                  (a) only the Class A-Special Series 1 shares shall bear: (i)
            the expenses and liabilities of payments to institutions under any agreements entered into by or on behalf of the Trust which provide for services by the institutions exclusively for their customers who beneficially own such shares, and (ii) such other expenses and liabilities as the Board of Trustees may from time to time determine are directly attributable to such shares and which should therefore be borne solely by Class A-Special Series 1 shares; and

                  (b) no Class A shares shall bear the expenses and liabilities described in subparagraph (a) above.

                  FURTHER RESOLVED, that except as otherwise provided by these resolutions, each Class A-Special Series 1 share shall have all the preferences, conversion, and other rights, voting powers, restrictions, limitations, qualifications, and terms and conditions of redemption as set forth in the Declaration of Trust and shall also have the same preferences, conversion, and other rights, voting powers, restrictions, limitations, qualifications, and terms and conditions of redemption as each other share of beneficial interest in the Trust now or hereafter designated as a Class A share of beneficial interest (irrespective of whether said share has been designated as part of a series of said class and, if so designated as part of a series, irrespective of the particular series designation), except that to the extent permitted by rule or order of the SEC on any matter that pertains to the agreements or expenses and liabilities described in clause (a)(i) of the immediately preceding resolution (or to any plan or other document adopted by the Trust relating to said agreements, expenses, or liabilities) and is submitted to a vote of shareholders of the Trust, only Class A-Special Series 1 shares (excluding shares not so designated as a series of such class) shall be entitled to vote, except that: (i) if said matter affects shares of beneficial interest in the Trust other than said Class A-Special Series 1 shares, such other affected shares shall also be entitled to vote, and in such case said Class A-Special Series 1 shares shall be voted in the aggregate together with such other affected shares and not by class or series except where otherwise required by law or permitted by the Board of Trustees of the Trust; and
         (ii) if said matter does not affect said Class A-Special Series 1 shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of the holders of shares of beneficial interest in the Trust other than said Class A-Special Series 1 shares.

                  FURTHER RESOLVED, that the officers of the Trust be, and each of them hereby is, authorized and empowered to execute, seal, and deliver any and all documents, instruments, papers, and writings, including but not limited to any instrument to be filed with the State Secretary of the Commonwealth of Massachusetts or the Boston City Clerk, and to do any and all other acts, including but not limited to changing the foregoing resolutions upon advise of Trust counsel prior to filing said any and all documents, instruments, papers, and writings, in the name of the Trust and on its behalf, as may be necessary or desirable in connection with or in furtherance of the foregoing resolutions such determination to be conclusively evidenced by said officer taking any such actions.

Creation of Class B-Special Series 1 Shares.

                  RESOLVED, that pursuant to Section 5.1 of the Declaration of Trust of the Trust, an unlimited number of authorized, unissued and unclassified shares of beneficial interest in the Trust (no par value) be, and hereby are, divided into and classified as a separate, special series of Class B shares of beneficial interest in the Trust, said series to be designated as Class B-Special Series 1;

                  FURTHER RESOLVED, that all consideration received by the Trust for the issue or sale of Class B-Special Series 1 shares shall be invested and reinvested with the consideration received by the Trust for the issue and sale of all other shares of beneficial interest in the Trust now or hereafter designated as Class B shares of beneficial interest (irrespective of whether said shares have been designated as part of a series of said class and, if so designated as part of a series, irrespective of the particular series designation), together with all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange, or liquidation thereof, any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and any general assets of the Trust allocated to Class B-Special Series 1 shares or such other shares by the Board of Trustees in accordance with the Trust's Declaration of Trust, and each Class B-Special Series 1 share shall share equally with each such other share in such consideration and other assets, income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange, or liquidation thereof, and any assets derived from any reinvestment of such proceeds in whatever form;

                  FURTHER RESOLVED, that each Class B-Special Series 1 share shall be charged equally with each other share of beneficial interest in the Trust now or hereafter designated as a Class B share of beneficial interest (irrespective of whether said share has been designated as part of a series of said class and, if so designated as part of a series, irrespective of the particular series designation) with the expenses and liabilities of the Trust in respect of Class B-Special Series 1 shares or such other shares and in respect of any general expenses and liabilities of the Trust allocated to Class B-Special Series 1 shares or such other shares by the Board of Trustees in accordance with the Trust's Declaration of Trust, except that to the extent permitted by rule or order of the SEC and as may be from time to time determined by the Board of Trustees:

                  (a) only the Class B-Special Series 1 shares shall bear: (i)
            the expenses and liabilities of payments to institutions under any agreements entered into by or on behalf of the Trust which provide for services by the institutions exclusively for their customers who beneficially own such shares, and (ii) such other expenses and liabilities as the Board of Trustees may from time to time determine are directly attributable to such shares and which should therefore be borne solely by Class B-Special Series 1 shares; and

                  (b) no Class B shares shall bear the expenses and liabilities described in subparagraph (a) above.

                  FURTHER RESOLVED, that except as otherwise provided by these resolutions, each Class B-Special Series 1 share shall have all the preferences, conversion, and other rights, voting powers, restrictions, limitations, qualifications, and terms and conditions of redemption as set forth in the Declaration of Trust and shall also have the same preferences, conversion, and other rights, voting powers, restrictions, limitations, qualifications, and terms and conditions of redemption as each other share of beneficial interest in the Trust now or hereafter designated as a Class B share of beneficial interest (irrespective of whether said share has been designated as part of a series of said class and, if so designated as part of a series, irrespective of the particular series designation), except that to the extent permitted by rule or order of the SEC on any matter that pertains to the agreements or expenses and liabilities described in clause (a)(i) of the immediately preceding resolution (or to any plan or other document adopted by the Trust relating to said agreements, expenses, or liabilities) and is submitted to a vote of shareholders of the Trust, only Class B-Special Series 1 shares (excluding shares no so designated as a series of such class) shall be entitled to vote, except that: (i) if said matter affects shares of beneficial interest in the Trust other than said Class B-Special Series 1 shares, such other affected shares shall also be entitled to vote, and in such case said Class B-Special Series 1 shares shall be voted in the aggregate together with such other affected shares and not by class or series except where otherwise required by law or permitted by the Board of Trustees of the Trust; and (ii) if said matter does not affect said Class B-Special Series 1 shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of the holders of shares of beneficial interest in the Trust other than said Class B-Special Series 1 shares.

                  FURTHER RESOLVED, that the officers of the Trust be, and each of them hereby is, authorized and empowered to execute, seal, and deliver any and all documents, instruments, papers, and writings, including but not limited to any instrument to be filed with the State Secretary of the Commonwealth of Massachusetts or the Boston City Clerk, and to do any and all other acts, including but not limited to changing the foregoing resolutions upon advise of Trust counsel prior to filing said any and all documents, instruments, papers, and writings, in the name of the Trust and on its behalf, as may be necessary or desirable in connection with or in furtherance of the foregoing resolutions such determination to be conclusively evidenced by said officer taking any such actions.

Creation of Class C-Special Series 1 Shares.

                  RESOLVED, that pursuant to Section 5.1 of the Declaration of Trust of the Trust, an unlimited number of authorized, unissued and unclassified shares of beneficial interest in the Trust (no par value) be, and hereby are, divided into and classified as a separate, special series of Class C shares of beneficial interest in the Trust, said series to be designated as Class C-Special Series 1;

                  FURTHER RESOLVED, that all consideration received by the Trust for the issue or sale of Class C-Special Series 1 shares shall be invested and reinvested with the consideration received by the Trust for the issue and sale of all other shares of beneficial interest in the Trust now or hereafter designated as Class C shares of beneficial interest (irrespective of whether said shares have been designated as part of a series of said class and, if so designated as part of a series, irrespective of the particular series designation), together with all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange, or liquidation thereof, any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and any general assets of the Trust allocated to Class C-Special Series 1 shares or such other shares by the Board of Trustees in accordance with the Trust's Declaration of Trust, and each Class C-Special Series 1 share shall share equally with each such other share in such consideration and other assets, income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange, or liquidation thereof, and any assets derived from any reinvestment of such proceeds in whatever form;

                  FURTHER RESOLVED, that each Class C-Special Series 1 share shall be charged equally with each other share of beneficial interest in the Trust now or hereafter designated as a Class C share of beneficial interest (irrespective of whether said share has been designated as part of a series of said class and, if so designated as part of a series, irrespective of the particular series designation) with the expenses and liabilities of the Trust in respect of Class C-Special Series 1 shares or such other shares and in respect of any general expenses and liabilities of the Trust allocated to Class C-Special Series 1 shares or such other shares by the Board of Trustees in accordance with the Trust's Declaration of Trust, except that to the extent permitted by rule or order of the SEC and as may be from time to time determined by the Board of Trustees:

                  (a) only the Class C-Special Series 1 shares shall bear: (i)
            the expenses and liabilities of payments to institutions under any agreements entered into by or on behalf of the Trust which provide for services by the institutions exclusively for their customers who beneficially own such shares, and (ii) such other expenses and liabilities as the Board of Trustees may from time to time determine are directly attributable to such shares and which should therefore be borne solely by Class C-Special Series 1 shares;

                  (b) no Class C shares shall bear the expenses and liabilities described in subparagraph (a) above.

                  FURTHER RESOLVED, that except as otherwise provided by these resolutions, each Class C-Special Series 1 share shall have all the preferences, conversion, and other rights, voting powers, restrictions, limitations, qualifications, and terms and conditions of redemption as set forth in the Declaration of Trust and shall also have the same preferences, conversion, and other rights, voting powers, restrictions, limitations, qualifications, and terms and conditions of redemption as each other share of beneficial interest in the Trust now or hereafter designated as a Class C share of beneficial interest (irrespective of whether said share has been designated as part of a series of said class and, if so designated as part of a series, irrespective of the particular series designation), except that to the extent permitted by rule or order of the SEC on any matter that pertains to the agreements or expenses and liabilities described in clause (a)(i) of the immediately preceding resolution (or to any plan or other document adopted by the Trust relating to said agreements, expenses, or liabilities) and is submitted to a vote of shareholders of the Trust, only Class C-Special Series 1 shares (excluding shares not so designated as a series of such class) shall be entitled to vote, except that: (i) if said matter affects shares of beneficial interest in the Trust other than said Class C-Special Series 1 shares, such other affected shares shall also be entitled to vote, and in such case said Class C-Special Series 1 shares shall be voted in the aggregate together with such other affected shares and not by class or series except where otherwise required by law or permitted by the Board of Trustees of the Trust; and (ii) if said matter does not affect said Class C-Special Series 1 shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of the holders of shares of beneficial interest in the Trust other than said Class C-Special Series 1 shares.

                  FURTHER RESOLVED, that the officers of the Trust be, and each of them hereby is, authorized and empowered to execute, seal, and deliver any and all documents, instruments, papers, and writings, including but not limited to any instrument to be filed with the State Secretary of the Commonwealth of Massachusetts or the Boston City Clerk, and to do any and all other acts, including but not limited to changing the foregoing resolutions upon advise of Trust counsel prior to filing said any and all documents, instruments, papers, and writings, in the name of the Trust and on its behalf, as may be necessary or desirable in connection with or in furtherance of the foregoing resolutions such determination to be conclusively evidenced by said officer taking any such actions.

Amended and Restated Share Resolutions.

                  RESOLVED, that pursuant to Section 10.9 of the Declaration of Trust of the Trust, the Trustees may amend such Declaration without a vote of shareholders to cure any error or ambiguity or if they deem it necessary to conform such Declaration to the requirements of applicable state or federal laws or regulations;

                  FURTHER RESOLVED, that since the Securities and Exchange Commission (the "Commission") issued an Order granting the Trust exemptive relief and conditioned such relief, in part, on each class of shares in the Trust's non-money market portfolios sharing the assets and liabilities of such portfolios in proportion to each such class's respective net asset value, the following resolutions be, and hereby are, amended and restated in their entirety to conform to the Commission's requirement:

Class F Shares and Class F-Special Series 1 Shares.

                  RESOLVED, that pursuant to Section 5.1 of the Declaration of Trust of the Trust, an unlimited number of authorized, unissued and unclassified shares of beneficial interest in the Trust (no par value) be, and hereby are, divided into and classified and designated as Class F shares;

                  FURTHER RESOLVED, that pursuant to Section 5.1 of the Declaration of Trust of the Trust, an unlimited number of authorized, unissued and unclassified shares of beneficial interest in the Trust (no par value) be, and hereby are, divided into and classified as a separate, special series of Class F shares of beneficial interest in the Trust, said series to be designated as Class F-Special Series 1;

                  FURTHER RESOLVED, that all consideration received by the Trust for the issue or sale of Class F shares and Class F-Special Series 1 shares shall be invested and reinvested with the consideration received by the Trust for the issue and sale of all other shares of beneficial interest in the Trust now or hereafter designated as Class F shares of beneficial interest (irrespective of whether said shares have been designated as part of a series of said class and, if so designated as part of a series, irrespective of the particular series designation), together with all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange, or liquidation thereof, any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and any general assets of the Trust allocated to Class F shares, Class F-Special Series 1 shares, or such other shares by the Board of Trustees in accordance with the Trust's Declaration of Trust, and each Class F share and Class F-Special Series 1 share shall share in proportion to their respective net asset values with each such other share in such consideration and other assets, income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange, or liquidation thereof, and any assets derived from any reinvestment of such proceeds in whatever form;

                  FURTHER RESOLVED, that each Class F share and each Class F-Special Series 1 share shall be charged in proportion to their respective net asset values with each other share of beneficial interest in the Trust now or hereafter designated as a Class F share of beneficial interest (irrespective of whether said share has been designated as part of a series of said class and, if so designated as part of a series, irrespective of the particular series designation) with the expenses and liabilities of the Trust in respect of Class F shares, Class F-Special Series 1 shares or such other shares and in respect of any general expenses and liabilities of the Trust allocated to Class F shares, Class F-Special Series 1 shares or such other shares by the Board of Trustees in accordance with the Trust's Declaration of Trust, except that to the extent permitted by rule or order of the Securities and Exchange Commission:

                  (a) Class F shares shall bear all expenses and liabilities of payments to institutions under any agreements entered into by or on behalf of the Trust which provide for services by the institutions to their customers who beneficially own such shares but do not provide for services to any beneficial owners of Class F-Special Series 1 shares or any other shares hereafter designated as a series of such class;

                  (b) Class F shares shall not bear the expenses and liabilities of payments to institutions under any agreements entered into by or on behalf of the Trust which provide for services by the institutions to their customers who beneficially own shares designated as a series of Class F shares but do not provide for services to any beneficial owners of Class F shares; and

                  (c) No Class F-Special Series 1 share shall bear the expenses and liabilities described in subparagraphs (a) or (b) above.

                  FURTHER RESOLVED, that except as otherwise provided by these resolutions, each Class F share and each Class F-Special Series 1 share shall have all the preferences, conversion, and other rights, voting powers, restrictions, limitations, qualifications, and terms and conditions of redemption as set forth in the Declaration of Trust and shall also have the same preferences, conversion, and other rights, voting powers, restrictions, limitations, qualifications, and terms and conditions of redemption as each other share of beneficial interest in the Trust now or hereafter designated as a Class F share of beneficial interest (irrespective of whether said share has been designated as part of a series of said class and, if so designated as part of a series, irrespective of the particular series designation), except that to the extent permitted by rule or order of the Securities and Exchange
         Commission:

                  (a) on any matter that pertains to the agreements or expenses and liabilities described in clause (a) of the immediately preceding resolution (or to any plan or other document adopted by the Trust relating to said agreements, expenses, or liabilities) and is submitted to a vote of shareholders of the Trust, only Class F shares (excluding shares designated as a series of such class) shall be entitled to vote, except that: (i) if said matter affects shares of beneficial interest in the Trust other than Class F shares, such other affected shares of beneficial interest in the Trust shall also be entitled to vote, and in such case Class F shares shall be voted in the aggregate together with such other affected shares and not by class or series except where otherwise required by law or permitted by the Board of Trustees of the Trust; and (ii) if said matter does not affect Class F shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of the holders of shares of beneficial interest in the Trust other than Class F shares;

                  (b) on any matter that pertains to the agreement or expenses and liabilities described in clause (b) of the immediately preceding resolution (or any plan or other document adopted by the Trust relating to said agreements, expenses, or liabilities) and is submitted to a vote of shareholders of the Trust, Class F shares (excluding shares designated as a series of such class) shall not be entitled to vote, except where otherwise required by law or permitted by the Board of Trustees of the Trust, and except that if said matter affects Class F shares, such shares shall be entitled to vote, and in such case Class F shares shall be voted in the aggregate together with all other shares of beneficial interest in the Trust voting on the matter and not by class or series except where otherwise required by law or permitted by the Board of Trustees; and

                  (c) Except to the extent required by law or permitted by the
            Board of Trustees consistent with these resolutions, no Class F-Special Series 1 share shall be entitled to vote on the matters described in subparagraphs (a) or (b) above.

Class G Shares and Class G-Special Series 1 Shares.

                  RESOLVED, that pursuant to Section 5.1 of the Declaration of Trust of the Trust, an unlimited number of authorized, unissued and unclassified shares of beneficial interest in the Trust (no par value) be, and hereby are, divided into and classified and designated as Class G shares;

                  FURTHER RESOLVED, that pursuant to Section 5.1 of the Declaration of Trust of the Trust, an unlimited number of authorized, unissued and unclassified shares of beneficial interest in the Trust (no par value) be, and hereby are, dividend into and classified as a separate, special series of Class G shares of beneficial interest in the Trust, said series to be designated as Class G-Special Series 1;

                  FURTHER RESOLVED, that all consideration received by the Trust for the issue or sale of Class G shares and Class G-Special Series 1 shares shall be invested and reinvested with the consideration received by the Trust for the issue and sale of all other shares of beneficial interest in the Trust now or hereafter designated as Class G shares of beneficial interest (irrespective of whether said shares have been designated as part of a series of said class and, if so designated as part of a series, irrespective of the particular series designation), together with all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange, or liquidation thereof, any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and any general assets of the Trust allocated to Class G shares, Class G-Special Series 1 shares, or such other shares by the Board of Trustees in accordance with the Trust's Declaration of Trust, and each Class G share and Class G-Special Series 1 share shall share in proportion to their respective net asset values with each such other share in such consideration and other assets, income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange, or liquidation thereof, and any assets derived from any reinvestment of such proceeds in whatever form;

                  FURTHER RESOLVED, that each Class G share and each Class G-Special Series 1 share shall be charged in proportion to their respective net asset values with each other share of beneficial interest in the Trust now or hereafter designated as a Class G share of beneficial interest (irrespective of whether said share has been designated as part of a series of said class and, if so designated as part of a series, irrespective of the particular series designation) with the expenses and liabilities of the Trust in respect of Class G shares, Class G-Special Series 1 shares or such other shares and in respect of any general expenses and liabilities of the Trust allocated to Class G shares, Class G-Special Series 1 shares or such other shares by the Board of Trustees in accordance with the Trust's Declaration of Trust, except that to the extent permitted by rule or order of the Securities and Exchange Commission:

                  (a) Class G shares shall bear all expenses and liabilities of payments to institutions under any agreements entered into by or on behalf of the Trust which provide for services by the institutions to their customers who beneficially own such shares but do not provide for services to any beneficial owners of Class G-Special Series 1 shares or any other shares hereafter designated as a series of such class;

                  (b) Class G shares shall not bear the expenses and liabilities of payments to institutions under any agreements entered into by or on behalf of the Trust which provide for services by the institutions to their customers who beneficially own shares designated as a series of Class G shares but do not provide for services to any beneficial owners of Class G shares; and

                  (c) No Class G-Special Series 1 share shall bear the expenses and liabilities described in subparagraphs (a) or (b) above.

                  FURTHER RESOLVED, that except as otherwise provided by these resolutions, each Class G share and each Class G-Special Series 1 share shall have all the preferences, conversion, and other rights, voting powers, restrictions, limitations, qualifications, and terms and conditions of redemption as set forth in the Declaration of Trust and shall also have the same preferences, conversion and other rights, voting powers, restrictions, limitations, qualifications, and terms and conditions of redemption as each other share of beneficial interest in the trust now or hereafter designated as a Class G share of beneficial interest (irrespective of whether said share has been designated as part of a series of said class and, if so designated as part of a series, irrespective of the particular series designation), except that to the extent permitted by rule or order of the Securities and Exchange
         Commission:

                  (a) on any matter that pertains to the agreements or expenses and liabilities described in clause (a) of the immediately preceding resolution (or to any plan or other document adopted by the Trust relating to said agreements, expenses, or liabilities) and is submitted to a vote of shareholders of the Trust, only Class G shares (excluding shares designated as a series of such class) shall be entitled to vote, except that: (i) if said matter affects shares of beneficial interest in the Trust other than Class G shares, such other affected shares of beneficial interest in the Trust shall also be entitled to vote, and in such case Class G shares shall be voted in the aggregate together with such other affected shares and not by class or series except where otherwise required by law or permitted by the Board of Trustees of the Trust; and (ii) if said matter does not affect Class G shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of the holders of shares of beneficial interest in the Trust other than Class G shares;

                  (b) on any matter that pertains to the agreements or expenses and liabilities described in clause (b) of the immediately preceding resolution (or any plan or other document adopted by the Trust relating to said agreements, expenses or liabilities) and is submitted to a vote of shareholders of the Trust, Class G shares (excluding shares designated as a series of such class) shall not be entitled to vote, except where otherwise required by law or permitted by the Board of Trustees of the Trust, and except that if said matter affects Class G shares, such shares shall be entitled to vote, and in such case Class G shares shall be voted in the aggregate together with all other shares of beneficial interest in the Trust voting on the matter and not by class or series except where otherwise required by law or permitted by the Board of Trustees; and

                  (c) Except to the extent required by law or permitted by the
            Board of Trustees consistent with these resolutions, no Class G-Special Series 1 share shall be entitled to vote on the matters described in subparagraphs (a) or (b) above.

Class H Shares and Class H-Special Series 1 Shares.

                  RESOLVED, that pursuant to Section 5.1 of the Declaration of Trust of the Trust, an unlimited number of authorized, unissued and unclassified shares of beneficial interest in the Trust (no par value) be, and hereby are, divided into and classified and designated as Class H shares;

                  FURTHER RESOLVED, that pursuant to Section 5.1 of the Declaration of Trust of the Trust, an unlimited number of authorized, unissued and unclassified shares of beneficial interest in the Trust (no par value) be, and hereby are, divided into and classified as a separate, special series of Class H shares of beneficial interest in the Trust, said series to be designated as Class H-Special Series 1;

                  FURTHER RESOLVED, that all consideration received by the Trust for the issue or sale of Class H shares and Class H-Special Series 1 shares shall be invested and reinvested with the consideration received by the Trust for the issue and sale of all other shares of beneficial interest in the Trust now or hereafter designated as Class H shares of beneficial interest (irrespective of whether said shares have been designated as part of a series of said class and, if so designated as part of a series, irrespective of the particular series designation), together with all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange, or liquidation thereof, any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and any general assets of the Trust allocated to Class H shares, Class H-Special Series 1 shares, or such other shares by the Board of Trustees in accordance with the Trust's Declaration of Trust, and each Class H share and Class H-Special Series 1 share shall share in proportion to their respective net asset values with each such other share in such consideration and other assets, income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange, or liquidation thereof, any assets derived from any reinvestment of such proceeds in whatever form;

                  FURTHER RESOLVED, that each Class H share and each Class H-Special Series 1 share shall be charged in proportion to their respective net asset values with each other share of beneficial interest in the Trust now or hereafter designated as a Class H share of beneficial interest (irrespective of whether said share has been designated as part of a series of said class and, if so designated as part of a series, irrespective of the particular series designation) with the expenses and liabilities of the Trust in respect of Class H shares, Class H-Special Series 1 shares or such other shares and in respect of any general expenses and liabilities of the Trust allocated to Class H shares, Class H-Special Series 1 shares or such other shares by the Board of Trustees in accordance with the Trust's Declaration of Trust, except that to the extent permitted by rule or order of the Securities and Exchange Commission:

                  (a) Class H shares shall bear all expenses and liabilities of payments to institutions under any agreements entered into by or on behalf of the Trust which provide for services by the institutions to their customers who beneficially own such shares but do not provide for services to any beneficial owners of Class H-Special Series 1 shares or any other shares hereafter designated as a series of such class;

                  (b) Class H shares shall not bear the expenses and liabilities of payments to institutions under any agreements entered into by or on behalf of the Trust which provide for services by the institutions to their customers who beneficially own shares designated as a series of Class H shares but do not provide for services to any beneficial owners of Class H shares; and

                  (c) No Class H-Special Series 1 share shall bear the expenses and liabilities described in sub-paragraphs (a) or (b) above.

                  FURTHER RESOLVED, that except as otherwise provided by these resolutions, each Class H share and each Class H-Special Series 1 share shall have all the preferences, conversion, and other rights, voting powers, restrictions, limitations, qualifications, and terms and conditions of redemption as set forth in the Declaration of Trust and shall also have the same preferences, conversion and other rights, voting powers, restrictions, limitations, qualifications, and terms and conditions of redemption as each other share of beneficial interest in the Trust now or hereafter designated as a Class H share of beneficial interest (irrespective of whether said share has been designated as part of a series of said class and, if so designated as part of a series, irrespective of the particular series designation), except that to the extent permitted by rule or order of the Securities and Exchange
         Commission:

                  (a) on any matter that pertains to the agreements or expenses and liabilities described in clause (a) of the immediately preceding resolution (or to any plan or other document adopted by the Trust relating to said agreements, expenses, or liabilities) and is submitted to a vote of shareholders of the Trust, only Class H shares (excluding shares designated as a series of such class) shall be entitled to vote, except that: (i) if said matter affects shares of beneficial interest in the Trust other than Class H shares, such other affected shares of beneficial interest in the Trust shall also be entitled to vote, and in such case Class H shares shall be voted in the aggregate together with such other affected shares and not by class or series except where otherwise required by law or permitted by the Board of Trustees of the Trust; and (ii) if said matter does not affect Class H shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of the holders of shares of beneficial interest in the Trust other than Class H shares;

                  (b) on any matter that pertains to the agreements or expenses and liabilities described in clause (b) of the immediately preceding resolution (or any plan or other document adopted by the Trust relating to said agreements, expenses, or liabilities) and is submitted to a vote of shareholders of the Trust, Class H shares (excluding shares designated as a series of such class) shall not be entitled to vote, except where otherwise required by law or permitted by the Board of Trustees of the Trust, and except that if said matter affects Class H shares, such shares shall be entitled to vote, and in such case Class H shares shall be voted in the aggregate together with all other shares of beneficial interest in the Trust voting on the matter and not by class or series except where otherwise required by law or permitted by the Board of Trustees; and

                  (c) Except to the extent required by law or permitted by the
            Board of Trustees consistent with these resolutions, no Class H-Special Series 1 share shall be entitled to vote on the matters described in subparagraphs (a) or (b) above.

            The foregoing resolutions remain in full force and effect as of the date hereof.


Dated:     November 26, 1990                          /s/ W. Bruce McConnel
                                                      --------------------------
                                                      W. Bruce McConnel, III
                                                      Secretary


Subscribed and sworn to before me
this 26th day of November, 1990.


  /s/ Irene G. Wilkins
----------------------
Notary Public or Commissioner of Deeds
My Commission Expires:  12/21/92